Exhibit 10.3

AMENDMENT TO SECURITIES
PURCHASE AGREEMENT
(“Amendment”)

THE PARTIES AGREE THAT the Securities Purchase Agreement dated March 12, 2007, by and between the Company and Purchaser is amended to add the following language to paragraph 2.2:
(iv) the Common Stock Purchase Warrant duly executed by the Company in the Form of Exhibit D, attached hereto.

BULLION RIVER GOLD CORP. INC.	Address for Notice:

3500 Lakeside Court, Suite 200
Reno, Nevada 89509
(775) 324-4881
By: /s/ Peter Kuhn

Peter Kuhn,
President

ELTON PARTICIPATION CORPORATION

Signature of Authorized Representative: /s/ Peter-Paul Stengel
Name of Authorized Signatory: Peter-Paul Stengel
Title of Authorized Signatory: President
Email Address of Purchaser:_________________________________________________________

Address for Notice of Purchaser:______________________________________________________
____________________________________________________________________________________________

Address for Delivery of Securities for Purchaser (if not same as above):_________________________
____________________________________________________________________________________________

Principal Amount: $1,000,000.00

Warrant Shares:

1